SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2004

                               DRYCLEAN USA, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


            0-9040                                         11-2014231
            ------                                         ----------
   (Commission File Number)                    (IRS Employer Identification No.)


                    290 N.E. 68 Street, Miami, Florida 33138
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 754-4551


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 12. Results of Operations and Financial Condition
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         On February 13, 2004, the Company issued a press release announcing its results of operations for the three and six months ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DRYCLEAN USA, Inc.


Date:    February 13, 2004             By: /s/ Venerando J. Indelicato
                                           ---------------------------
                                           Venerando J. Indelicato,
                                           Treasurer and Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------
99.01    DRYCLEAN USA, Inc.'s Press Release dated February 13, 2004.



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